                                                                   EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY

                           With Respect to Tender of
         Any and All Outstanding 13.50% Senior Secured Notes due 2008

                                In Exchange For
                     13.50% Senior Secured Notes due 2008

                                      of

                        Mission Energy Holding Company

          Which Have Been Registered under the Securities Act of 1933
                 Pursuant to the Prospectus dated       , 2001

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
       , 2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                            The Exchange Agent is:
                           Wilmington Trust Company

    By Registered or Certified Mail:               By Facsimile:        By Hand or Overnight Courier:
        Wilmington Trust Company                  (302) 651-1079          Wilmington Trust Company
            As Exchange Agent                                                 As Exchange Agent
           Rodney Square North                                               Rodney Square North
        1100 North Market Street                                     1105 North Market Street--1st Floor
        Wilmington, DE 19890-0001                                           Wilmington, DE 19801
Attention:Corporate Trust Reorg Services,                             Attention: Corporate Trust Reorg
           MECH Exchange Offer                 Confirm by Telephone:              Services,
                                                  (302) 651-1562             MECH Exchange Offer

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

   As set forth in the prospectus, dated       , 2001 (the "Prospectus";
capitalized terms used but not defined herein shall have the meaning given to them in the Prospectus), of Mission Energy Holding Company, a Delaware corporation ("Mission Energy Holding") and in the accompanying Letter of Transmittal and instructions thereto ( (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept Mission Energy Holding's offer (the "Exchange Offer") to exchange new 13.50% Senior Secured Notes due 2008 ("Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its outstanding 13.50% Senior Secured Notes due 2008 (the "Original Notes") if the Letter of Transmittal or any other documents required thereby cannot be delivered to the exchange agent, or Original Notes cannot be delivered or if the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the exchange agent as set forth above.

   This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and gentlemen:

   The undersigned hereby tender(s) to Mission Energy Holding, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of Original Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Original Notes set forth in the Letter of Transmittal.

   The undersigned understands that tenders of Original Notes may be withdrawn if the exchange agent receives at one of its addresses specified on the cover of this Notice of Guaranteed Delivery, not later than 5:00 p.m., New York City time on the Expiration Date, a facsimile transmission or letter setting forth the name of the holder, the aggregate principal amount of Original Notes the holder delivered for exchange, the certificate number(s) (if any) of the Original Notes and a statement that such holder is withdrawing his election to have such Original Notes or any portion thereof exchanged, in accordance with the procedures set forth in the prospectus.

   All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                           PLEASE SIGN AND COMPLETE


 Signature(s) of registered holder(s) or   Date: ____________________________

 Authorized Signatory: _______________

                                           Address: _________________________

 _____________________________________

                                           __________________________________

 _____________________________________

                                           Area Code and Telephone No. ______
 Name(s) of registered holder(s): ____


                                           If Original Notes will be
 _____________________________________     delivered by book-entry transfer,
                                           check trust company below:

 _____________________________________


                                           [_] The Depository Trust Company
 Principal Amount of Original Notes
 Tendered:



                                           Depository Account No. ___________
 _____________________________________

 _____________________________________

 _____________________________________

 Certificate No.(s) of Original Notes
 (if available):

 _____________________________________



DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


   This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Original Notes exactly as their name(s) appear on certificate(s) for the Original Notes or, if tendered by a participant in one of the book-entry transfer facilities, exactly as such participant's name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If the signature above is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s): __________________________________________________________________

 ___________________________________________________________________________

 Capacity: _________________________________________________________________

 Address(es): ______________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________

                                   GUARANTEE
                    (Not To Be Used For Signature Guarantee)

   The undersigned institution, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, hereby (i) represents that the above-named persons are deemed to own the Original Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Original Notes complies with Rule 14e-4 and (iii) guarantees that the Original Notes tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Original Notes into the exchange agent's account at the book-entry transfer facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the exchange agent at its address set forth above within three New York Stock Exchange trading days after the Expiration Date.

   The undersigned institution must communicate the guarantee to the exchange agent and must deliver the Letter of Transmittal and Original Notes to the exchange agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned institution.

 Name of Firm: _____________________________________________________________

 ___________________________________________________________________________
                             (Authorized Signature)

 Title: ____________________________________________________________________

 Address: __________________________________________________________________

 ___________________________________________________________________________
                                                                  (Zip Code)

 Area Code and Telephone Number: ___________________________________________